                                                                    EXHIBIT 10.6


                             [AKZO NOBEL LETTERHEAD]


January 31, 2001




John M. Siebert, Ph.D.
President
CIMA Labs Inc.
10000 Valley View Road
Eden Prairie, MN 55344

Re:  License Agreement

Dear Dr. Siebert:

This is to confirm certain understandings reached between Organon
(International) AG and N.V. Organon (collectively referred to as "Organon") and CIMA Labs Inc. ("CIMA") with respect to Article 16.11 of the License Agreement entered into by and between Organon and CIMA on December 29, 1999 ("the Agreement").

We have discussed the fact that the date currently envisaged in Article 16.11 of the Agreement is not feasible. Accordingly, Article 16.11 of the Agreement shall be modified as follows: The phrase "Effective Date" shall be deleted and replaced with the phrase "from January 15, 2001..."

All other terms and conditions of the Agreement shall remain the same.

                             [AKZO NOBEL LOGO]


Please indicate your acceptance of and agreement to the foregoing by signing and returning to us two duplicate originals of this letter. The other original may be kept for your files.

Very truly yours,


                           ORGANON (INTERNATIONAL) AG


By:   /s/ [illegible]                          By:   /s/ [illegible]
      --------------------------------               ---------------------------

Title:  General Manager                        Title:  General Manager
      --------------------------------               ---------------------------

                                  N.V. ORGANON

By:  /s/ T. Kalff                              By:   /s/ J. Lakeman
     ----------------------------------              ---------------------------
     Drs. T. Kalff                                   Dr. J. Lakeman
Title:  President                              Title:  Managing Director
      --------------------------------               ---------------------------

Agreed to and accepted as
of the date first written above:


                                 CIMA LABS INC.

By:
   -----------------------------------

Title:
      --------------------------------